UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 16, 2018 (July 13, 2018)

AMPCO-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-898	25-1117717
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

726 Bell Avenue, Suite 301, Carnegie PA		15106
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 456-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth Corporation as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Corporation  ☐

If an emerging growth Corporation, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On June 27, 2018, Ampco-Pittsburgh Corporation (the “Company”) announced the planned retirement of John S. Stanik, to be (the “Retirement Date”). In connection with Mr. Stanik’s retirement, on July 13, 2018, Mr. Stanik and the Company entered into a Retirement and Consulting Agreement (the “Agreement”). The Agreement provides for an initial term ending on December 31, 2018 (the “Consulting Period”).

Pursuant to the Agreement, Mr. Stanik will provide consulting services to the Company, and the Company will pay Mr. Stanik (i) $10,000 per month for the months of July, August and September, 2018, and (ii) $315 per hour worked, not to exceed $2500 per day, during the period starting on October 1, 2018 and through the remainder of the Consulting Period. The Company will also reimburse Mr. Stanik for reasonable and necessary out-of-pocket expenses incurred in the performance of his consulting services.

In addition, in connection with Mr. Stanik’s retirement and in exchange for Mr. Stanik executing a general release of claims, Mr. Stanik will receive (i) accelerated vesting of the unvested portion of the restricted stock units granted to Mr. Stanik on May 5, 2016, (ii) reimbursement of (A) COBRA premiums for Mr. Stanik through October 2018 and for his spouse through December 31, 2019, and (B) Medicare supplement for Mr. Stanik through December 31, 2019, and (iii) pro rata portion of Mr. Stanik’s short-term incentive award for the 2018 fiscal year, to be paid in shares of the Company’s common stock.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	Retirement and Consulting Agreement, effective June 30, 2018, between Ampco-Pittsburgh Corporation and John S. Stanik

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION

By:	/s/ Maria Trainor
Maria Trainor
Vice President, General Counsel and Secretary

Dated: July 16, 2018